Media General

Media General, Inc.

Media General and Young Broadcasting Merger Announcement

June 6, 2013



Forward Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Media General or Young to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "increase," "forecast" and "guidance" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed merger or refinancing will occur as currently contemplated, or at all, or that the expected benefits from the transaction will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed merger include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the acquisition, including timing and receipt of regulatory approvals, timing and receipt of approval by the shareholders of Media General, the respective parties' performance of their obligations under the merger agreement, and other factors affecting the execution of the transaction. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to, Media General's ability to promptly and effectively integrate the businesses of the two companies, Media General's ability to refinance the companies' debt. any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations' operating areas, competition from others in the broadcast television markets served by Media General and Young, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

Transaction Overview

The Media General / Young merger is a transformational event.

The merger will combine two strong local broadcast television companies, which will become one of the largest publicly traded pure-play TV broadcasting groups.

- The merger will provide immediate accretion to free cash flow.
- New company will have a strong balance sheet and enhanced credit profile.
- Combination creates opportunity to refinance combined debt outstanding at a much lower cost of capital.
- Combination operating and financing synergies of approximately $25-30 million.
- Media General and Young share common values for providing excellent local content and operating top ranked stations, plus a commitment to digital and mobile delivery.

Transaction Overview

- The new scale will enhance Media General's ability to participate in retransmission revenue growth, share growth of national and digital advertising, and syndicated programming purchasing.

- The merger adds important new political markets and increases opportunities in key battleground states.

- The new company will have an enhanced ability to participate in ongoing industry consolidation, especially the creation of duopolies.

- Given attractive debt markets, the new Media General intends to pursue a total debt refinancing of approximately $900 million, reflecting the total debt outstanding of both companies, call premiums on various debt issuances, a $50 million cash contribution to Media General's qualified pension plan, and transaction fees and expenses.

- Subject to debt market conditions at the time of refinancing, Media General believes that its pro forma interest expense following the refinancing would be approximately $50 million per year.

- Company will operate under the name Media General and remain headquartered in Richmond, Virginia. Media General will be led by its existing management team and we will be joined by Deb McDermott and Bob Peterson from Young.

Transaction Overview

- Merger transaction details:
  - 100% stock merger transaction
  - Media General's class A and class B dual-class structure will be unwound as part of the merger transaction
  - Media General will issue 60.2 million shares to Young shareholders, such that, on a pro forma basis, Young shareholders will hold 67.5% of Media General shares
  - No financing contingencies tied to transaction
    - Commitment to amend the Berkshire term loan and an amendment to the Young credit facility were secured prior to transaction announcement
  - The transaction, including receipt of regulatory and Media General shareholder approval, is expected to close in late Q3 or early Q4 2013
    - Transaction has been approved by Young shareholders

Pro Forma Station Footprint



SD
Sioux Falls
WI
Green Bay
MI
Lansing
NY
Albany
RI
Providence, RI/
New Bedford, MA
IA
Davenport
Columbus
OH
CA
San Francisco
VA
Richmond
Roanoke/Lynchburg
Tri-Cities TN/VA
Raleigh/
Durham
Greenville/
New Bern
Nashville
TN
Knoxville
Asheville
NC
Greenville/Spartanburg SC/
Asheville, NC
SC
Myrtle Beach/Florence
GA
Augusta, GA/
Aiken, SC
Charleston
Birmingham
MS
AL
Columbus
Savannah
Jackson
LA
Hattiesburg/
Laurel
Mobile, AL/
Pensacola, FL
Lafayette
FL
Tampa/St. Petersburg/Sarasota
Media General/Young
Combined Footprint
Media General
Young
Both

Media General

Pro Forma Market / Station Overview

Media General

Market	Station	DMA Rank	Network Affliation
Tampa-St Petersburg-Sarasota, FL	WFLA	14	NBC
Raleigh, Durham, NC	WNCN	24	NBC
Columbus, OH	WCMH	32	NBC
Greenville-Spartanburg, SC/Asheville, NC	WSPA/WYCW	37	CBS/CW
Birmingham, AL	WVTM	42	NBC
Providence, RI	WJAR	53	NBC
Mobile, AL-Pensacola, FL	WKRG	60	CBS
Roanoke, VA	WSLS	68	NBC
Savannah, GA	WSAV	92	NBC
Jackson, MS	WJTV	93	CBS
Johnson City, TN	WJHL	96	CBS
Charleston, SC	WCBD	98	NBC
Greenville, NC	WNCT	100	CBS
Myrtle Beach-Florence, SC	WBTW	103	CBS
Augusta, GA	WJBF	113	ABC
Columbus, GA	WRBL	127	CBS
Hattiesburg-Laurel, MS	WHLT	167	CBS

Young Broadcasting

Market	Station	DMA Rank	Network Affliation
San Francisco-Oakland-San Jose, CA	KRON	6	My
Nashville, TN	WKRN	29	ABC
Richmond-Petersburg, VA	WRIC	57	ABC
Albany-Schenectady-Troy, NY	WTEN / WXXA[(1)]	58	ABC / FOX
Knoxville, TN	WATE	61	ABC
Green Bay-Appleton, WI	WBAY	69	ABC
Davenport, IA-Rock Island-Moline, IL	KWQC	99	NBC
Sioux Falls-Mitchell, SD	KELO	112	CBS
Lansing, MI	WLNS / WLAJ[(1)]	115	CBS / ABC
Lafayette, LA	KLFY	124	CBS

(1) Owned by Shield Media and operated by Young through JSA

Snapshot of Existing vs. Pro Forma Media General

2012 Revenue



Young
41%
Media
General
59%

2012 Revenue: $605 million

2012 Adj. EBITDA(3)



Synergies
8%
Young
41%
Media
General
51%

2012 Adj. EBITDA: $237 million

2012 Free Cash Flow(4)



Synergies
15%
Media
General
33%
Young
52%

2012 PF Free Cash Flow: $175 million

($ in millions)		Existing Media General	Pro Forma Media General (1)
Financial Profile *('11-'12 Avg.)*	Net Revenues	$320.4	$539.3
	BCF	$116.4	$204.6 (2)
	% Margin	*36.3%*	*37.9%*
	Adj. EBITDA	$90.2	$185.4 (3)
	% Margin	*28.2%*	*34.4%*
	Free Cash Flow (4)	$9.8	$104.2
	% Conversion	*10.8%*	*56.2%*
Credit Statistics	Net Debt / Avg. EBITDA	'11-'12 Avg.	'12-'13 Avg.
		6.5x	4.3x (6)
Station Portfolio	# of Stations	18	30
	# of Markets	17	27
	U.S. TVHHs Reached (MMs)	9.6	16.5
	% NBC Footprint (5)	~65%	~40%
	#1 / #2 Ranked Stations	15	21
	Network Affiliation by Station		
	NBC	8	9
	CBS	8	11
	ABC	1	7
	FOX	-	1
	CW	1	1
	MNT	-	1

(1) For illustrative purposes, all figures assume that the pro forma impact of this transaction is included in full year 2011 and full year 2012 financials
(2) Includes station-level operating synergies.
(3) Includes total operating synergies.
(4) Pro Forma Free Cash Flow defined as Adjusted EBITDA (including synergies) less cash interest, capital expenditures, cash taxes, change in net working capital, and cash pension contributions.
(5) Defined as percentage of TVHHs in NBC markets.
(6) Estimated year-end 2013 net leverage based on '12/'13 average pro forma EBITDA with synergies.

Merger Creates Significant Shareholder Value

Media General

+

NEW YOUNG BROADCASTING
HOLDING CO., INC.

Geographic and TV Network Diversification

Significant Deleveraging

Meaningful Incremental Free Cash Flow Generation and Debt Paydown

Increased Scale Enhances Purchasing and Bargaining Power

Attractive Operating & Financing Synergies

Competitively Positioned to Create Incremental Value by Participating in Industry Consolidation